                                                               EXHIBIT 10.38

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  INGRAM FULFILLMENT SERVICES INC. AGREEMENT

          This Fulfillment Services Agreement (the "Agreement") is made and entered into as of October 8, 1999 between Buy.com Inc. ("Buy.com"), and INGRAM FULFILLMENT SERVICES INC., ("IFSI").

     A. Buy.com intends to maintain an electronic commerce site "Web Store" on computer systems owned and operated by Buy.com utilizing the World Wide Web service to sell various book products (the "Products"). Products consist of items purchased by Buy.com's customers from Buy.com's Web Store. Buy.com may also seek fulfillment services under this Agreement for its customer orders received from sources other than its Web Store.

     B. IFSI is in the business of providing product shipping services of the nature required by Buy.com.

     C. Buy.com desires that IFSI provide, and IFSI is willing to provide Buy.com, certain services on the terms and conditions set forth herein.

AGREEMENT

          In Consideration of the mutual agreements contained herein, the parties agree as follows:

          1.   SERVICES TO BE RENDERED. Buy.com will be an Internet Distribution
               -----------------------
Partner ("(DP") of IFSI and will receive IDP status as set forth in this agreement. [***] IFSI agrees to process at its facilities ("Facility") Buy.com
            ---
customer orders for Products, which will include the following:

          1.1  Packing.  IFSI will carefully package Products in order to
               -------
protect the Products against damage during shipment and to maintain the high quality shopping image desired by Buy.com. IFSI will prepare gift-wrap Product when the customer so requests at rates set forth in Section 2.1.

          1.2  Shipping.  IFSI will handle Product shipment including weighing,
               --------
labeling, coding as to type of delivery services required and deliver items to, or hold items for pickup by, carriers. IFSI will be the shipper of record for freight purposes only. When the shipment has been manifested, IFSI will notify Buy.com of the date and time of shipment, along with any assigned tracking numbers. All Product orders to be shipped directly to Buy.com's customers will be packaged with no reference to Ingram. Specifically, the packaging will not display any Ingram trademark, service mark, logo or trade name. If the carrier requires a return address, Ingram may use its warehouse address, without its company name on such shipment. IFSI will create, at [***] to Buy.com, a custom
                                                      ---
invoice with Buy.com's logo, product return and customer service information printed on same. IFSI will not be liable for delivery or processing

___________________________
      [***] Confidential treatment has been requested for the bracketed
       ---
portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

delays beyond IFSI's control relating to such factors as weather, postal strikes, transportation delays, Acts of God and other outside forces. IFSI will be responsible for damage losses refunded by the carrier and reshipments due to IFSI's error.

          1.3  Inserts.  IFSI will insert in shipments such literature as
               -------
Buy.com may from time to time specify and provide to IFSI. The fee for standard inserts, which is one piece no larger than an 8 1/2 by 11 sheet of paper, will be [***] for set-up fee of each item and [***] per insertion. Non-standard
    ---                                   ---
inserts are quoted on an individual basis. IFSI will insert in Buy.com shipments only material which has received prior written approval from Buy.com.

          1.4  Order Status Research. When requested by Buy.com staff, IFSI will
               ---------------------
assist with researching the status of orders, including in the case of hold orders, (when feature available), the expected shipping date; changes in status, such as delivery address changes and the status of non-delivery problems.

     2.   COMPENSATION FOR SERVICES.
          -------------------------

     Amount of Compensation.  In exchange for services rendered by IFSI
     ----------------------
pursuant to Section 1, Buy.com agrees to pay to IFSI the following compensation on the following terms:

          2.1  Invoicing.  IFSI invoices will be generated weekly.  Billing
               ---------
is 7-day terms.

               Processing Charges. Buy.com will pay processing Book Company and
               ------------------
               shipped by IFSI from the Facility. IFSI may change processing charges after giving Buy.com ninety (90) days advance written notice. As an IDP, IFSI will provide fulfillment services to Buy.com [***] or until Buy.com reaches a total of [***] fulfilled
                        ---                                       ---
               by IFSI, whichever comes first. Once Buy.com reaches [***],
                                                                     ---
               whichever comes first, IFSI will review the service relationship with Buy.com and IFSI will thereafter charge to Buy.com processing charges upon terms to be mutually agreed and if the parties are unable to agree, this Agreement shall terminate. In the event the Agreement terminates due to the terms of this paragraph 2.1 prior to November 15, 2001, the provisions of paragraph 8 below shall survive termination. Gift Wrapping. Buy.com will pay IFSI [***] for each unit requiring gift-wrapping. This charge will include labor and materials.

          2.3  Charges for Certain Expenses.  Buy.com will reimburse IFSI
               ----------------------------
for the following expense incurred by IFSI, but for no other expenses unless agreed in writing by the parties.

               Delivery Expense. Buy.com will reimburse IFSI for all carrier
               ----------------
               costs (Delivery Expense) incurred by IFSI for shipping Product. Buy.com's IDP rate will be at [***]
                                              ---

               Outside Services. Outside services as agreed by both in writing
               ----------------
               and purchased on behalf of and authorized by Buy.com and paid by IFSI will be billed at actual cost.

___________________________
      [***] Confidential treatment has been requested for the bracketed
       ---
portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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

          3.   GENERAL RIGHTS AND OBLIGATIONS OF IFSI.  In addition to the
               --------------------------------------
rights and obligations of IFSI set forth elsewhere herein, IFSI will have the following rights and obligations.

               3.1  Service.  IFSI will render the Services required hereunder
                    -------
in a professional manner and will provide all personnel and supplies necessary to fulfill its obligations hereunder. As an IDP, Buy.com order cut-off times for same day shipment will be the latest offered to any fulfillment client, and as late as possible to meet IFSI's carrier pick-up schedules. [***]
                                                                ---

               3.2  Liability for Product Stored at IFSI Facility.  IFSI will
                    ---------------------------------------------
maintain and preserve the Products stored on its premises in as good a condition as received. Further, IFSI will take all steps as may be reasonably necessary to protect the Products stored at the Facility from damage or loss, including without limitation, loss by theft, fire, water, or smoke, IFSI will be responsible for and will insure all product losses while at the Facility.

               3.3  Liability.  Other than IFSI's replacement obligations under
                    ---------
Section 1.2, neither Buy.com nor IFSI will have any liability to the other under the terms of this Agreement, or for any alleged breach thereof, for indirect, punitive, consequential, or special damages, including damages for lost profits.

               3.4  Account Executive.  IFSI will designate an individual who
                    -----------------
will be responsible for supervising all services rendered to Buy.com.

          4.   GENERAL RIGHTS AND OBLIGATIONS OF Buy.com.  In addition to the
               -----------------------------------------
rights and obligations of Buy.com set forth elsewhere herein, Buy.com will have the following rights and obligations.

               4.1  Owner and Seller of Products.  Buy.com agrees to be the
                    ----------------------------
owner and seller of the Products, including for sales and use tax purposes, and will be responsible for reporting and remitting sales and use taxes to the applicable authorities. In the event IFSI is considered the owner or seller of the Products by taxing authorities, Buy.com will indemnify and reimburse IFSI for any sales or use tax required to be paid by IFSI.

               4.2  Returns Processing.  Buy.com will handle returns processing
                    ------------------
from Buy.com's customers.

               4.3  Access to Premises.  Buy.com, as its own expense, and its
                    ------------------
authorized agents will have access to IFSI's premises during normal business hours, for the purpose of reviewing order processing and fulfillment relating to IFSI's services hereunder to Buy.com customers.


          5.   CONFIDENTIALITY.  IFSI recognizes and acknowledges that the names
               ---------------
and addresses of Buy.com customers and information and records respecting Buy.com or its customers maintained by IFSI are confidential and constitute valuable and unique assets of

___________________________

      [***] Confidential treatment has been requested for the bracketed
       ---
portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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

Buy.com's business. IFSI will maintain such information as confidential. IFSI and Buy.com agree to keep the terms of this Agreement confidential. Additionally, in performing its obligations under this Agreement, IFSI or Buy.com may receive other confidential information about the other party, which may include but not be limited to financial information, business plans, technical data, and identity of IFSI' Buy.coms. IFSI and Buy.com will respect the confidentiality of such confidential information and will make no disclosure thereof to third parties or use it for its own purposes, except upon written permission of the disclosing party. This obligation does not apply to any information, which is publicly available. IFSI and Buy.com will cause its employees to comply with this section. This Section 5 will survive any termination or expiration of this Agreement for a period of 2 years.

          Notwithstanding the foregoing, a party shall have the right to disclose the terms of this Agreement if upon the advice of its counsel, disclosure is required pursuant to court order, applicable law, or regulatory authority. However, the parties agree to use best reasonable efforts to limit disclosure and will notify the other party prior to any disclosure. In the event of any disclosure required or desired to be made to the Securities and Exchange Commission ("SEC") with respect to this Agreement or the terms hereof, the partners agree that Buy.com shall file a confidential treatment request with respect thereto and that Ingram shall have the right to participate in the drafting of, and any discussions or meetings with the SEC with respect to, such request.

          6.   TRADE RIGHTS.  All trade names, trademarks, copyrights, brand
               ------------
names, service marks or design ("Trade Rights") used by IFSI on behalf of Buy.com during the term hereof are owned by Buy.com, and IFSI has and will acquire no right or interest therein, except for such Trade Rights as are owned by IFSI and used on behalf of Buy.com at Buy.com's request. Upon the termination of the Agreement, IFSI will thereafter refrain from utilizing any of Buy.com's Trade Rights for any purpose whatsoever. This section 6 will survive any termination or expiration of this Agreement.

          7.   TERM.  This Agreement will be effective on the date it is
               ----
executed by all parties and will remain in effect until September 30, 2003.

          8.   IPO.  In the event that Buy.com has not made an Initial Public
               ---
Offering on or before December 15, 2001, then Buy.com will pay to IFSI the [***]
                                                                            ---
outlined herein at the [***] in effect during the term of this Agreement for
                        ---
regular IFSI fulfillment customers within 30 days.

          9.  MISCELLANEOUS
              -------------

              9.1   Assignment Binding Effect.  This Agreement may not be
                    -------------------------
assigned by either party without the prior written consent of the other party, provided, however, either party may assign this Agreement without such consent to (i) any person or entity that acquires its business or substantially all of its assets, by merger, stock sale, or other means or, (ii) to a subsidiary or an affiliate which is at least 50% owned and controlled by assignor. This Agreement will be binding on and inure to the benefit of Buy.com and IFSI and their respective permitted successors and permitted assigns.


_____________________________

         [***] Confidential treatment has been requested for the bracketed
          ---
portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

          9.2  Notices.  All notices given the parties hereunder relation
               -------
to the terms of this Agreement will be in writing or by telephone confirmed in writing and will be personally delivered or mailed, by registered or certified mail, return receipt requested postage prepaid or overnight delivery, addressed to the respective parties at the addresses of such parties as specified below or at such address as either party will designate in notice to the other. Notice by telephone later confirmed promptly in writing will be deemed given at the time of the telephone call. Send notifications to the following individuals for communications concerning this Agreement, other than day-to-day business:

          IFSI:                      Youngsuk Chi
                                     Chairman of the Board & CEO
                                     One Ingram Boulevard
                                     P.0. Box 3006
                                     La Vergne, TN 37086-1986

          With copy to:              General Counsel
                                     Ingram Book Group Inc.
                                     One Ingram Boulevard
                                     P.0. Box 3006
                                     La Vergne, TN 37086-1986

          Buy.com:                   Gregory Hawkins
                                     Chief Executive Officer
                                     Buy.Com Inc.
                                     21 Brookline Avenue
                                     Aliso Viejo, California

          With a copy to:            General Counsel
                                     Buy.Com Inc.
                                     21 Brookline Avenue
                                     Aliso Viejo, California


          9.3   Entire Agreement: Waiver.  This Agreement sets forth the
                ------------------------
entire understanding of the parties with respect to the subject matter hereof. No modification or amendment or waiver of any of the provisions of this Agreement will be effective unless in writing and signed by the party to be charged.

          9.4  Captions. Paragraph headings herein are for convenience only and
               --------
will not affect the construction of this Agreement.

          9.5  Governing Law. This Agreement will be governed by the laws of the
               -------------
state of Tennessee.

          9.6  Representations. Buy.com and IFSI represent and warrant that they
               ---------------
each have the authority to enter into this Agreement and to perform their obligations hereunder. IFSI further represents and warrants that all of the products delivered by IFSI to Buy.com's customers shall be delivered in the same condition as such products were in when they were received by IFSI in its distribution facility.

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

          9.7 Attorneys' Fees. If any action at law or in equity is necessary to
              ---------------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which the party may be entitled.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                   INGRAM FULFILLMENT SERVICES INC.


                   BY:_______________________________hereunto duly authorized
                   Print Name:_______________________
                   Title:____________________________

                   BUY.COM INC.


                   BY:_______________________________hereunto duly authorized
                   Print Name:_______________________
                   Title:____________________________

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